UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

Filed by the Registrant  ☒

Filed by a Party other than the Registrant  ☐

Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

TrustCo Bank Corp NY

(Name of Registrant as Specified In Its Charter)

 (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
(1)	Title of each class of securities to which transaction applies: N/A
(2)	Aggregate number of securities to which transaction applies: N/A
(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined): N/A
(4)	Proposed maximum aggregate value of transaction: N/A
(5)	Total fee paid: N/A

☐	Fee paid previously with preliminary materials.
☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid: N/A
(2)	Form, Schedule or Registration Statement No.: N/A
(3)	Filing Party: N/A
(4)	Date Filed: N/A

The following Material was made available to shareholders on April 17, 2013.

TRUSTCO Bank Corp NY
Subsidiary: Trustco Bank

April 17, 2013

Dear Shareholder:

We recently mailed you proxy material in connection with our upcoming Annual Meeting of Shareholders to be held on May 23, 2013. According to our records, we have not yet received your proxy.

It is very important that your shares be voted, regardless of the number of shares you own.

Please take a moment to VOTE your shares by returning your proxy in the envelope provided. You can also vote by telephone or the internet by following the enclosed instructions.

Our Board of Directors unanimously recommends a “FOR” vote on all proposals.

Please disregard this letter if you already voted your shares.  Thank you for your cooperation and support.

Sincerely,

Robert M. Leonard
Secretary

5 Sarnowski Drive • Glenville, N.Y.
12302 (518) 381-3643

REVOCABLE PROXY
TRUSTCO BANK CORP NY

YOUR VOTE IS IMPORTANT! PROXY VOTING INSTRUCTIONS

Shareholders of record have three ways to vote:
1.       By Telephone (using a Touch-Tone Phone); or
2.       By Internet; or
3.       By Mail.

To Vote by Telephone:

Call 1-877-826-3195 Toll-Free on a Touch-Tone Phone anytime prior to 3 a.m., May 23, 2013.

To Vote by Internet:

Go to http://www.rtcoproxy.com/trst prior to 3 a.m., May 23, 2013.

Please note that the last vote received from a shareholder, whether by telephone, by Internet or by mail, will be the vote counted.

	Mark here if you plan to attend the meeting.	☐

	Mark here for address change.	☐

Annual Meeting Materials are available at:
http://www.cfpproxy.com/6892	Comments:

FOLD HERE IF YOU ARE VOTING BY MAIL
PLEASE DO NOT DETACH

☒	PLEASE MARK VOTES AS IN THIS EXAMPLE

						For	Against	Abstain
1.	Election of Directors for a three-year term expiring at the 2016 Annual Meeting of Shareholders.			2.	Approval of a Nonbinding Advisory Resolution on the Compensation of TrustCo's Named Executive Officers.	☐	☐	☐
						For	Against	Abstain
	Nominees:		With-	3.	Ratification of the appointment of Crowe Horwath LLP as TrustCo's Independent Auditors for 2013.	☐	☐	☐
		For	hold
	(01) Dennis A. De Gennaro	☐	☐	4.	Such other business that properly may adjournments thereof.

	(02) Joseph A. Lucarelli	☐	☐	This proxy will be voted as instructed. If no choice is indicated, this proxy will be voted "FOR" all nominees listed and "FOR" Proposals 2 and 3. The proxies will vote in their judgment on any other matters that properly may be brought before the meeting or any adjournment thereof.

	(03) Robert A. McCormick	☐	☐

The Board of Directors of TrustCo Bank Corp NY recommends a vote "FOR" all nominees listed for election of directors and "FOR" Proposals 2 and 3.

Please be sure to date and sign	Date
this proxy card in the box below.

Sign above	Co-holder (if any) sign above

Please sign as your name(s) appear(s) on this proxy card, date and mail promptly in the enclosed postage-paid envelope. If you do not sign and return a proxy or attend the meeting and vote by ballot, your shares cannot be counted. When signing as an attorney, executor, administrator, trustee or guardian, please give your full title. If a corporation or partnership, write in the full corporate or partnership name and a duly authorized officer or other person should sign.

TRUSTCO BANK CORP NY - ANNUAL MEETING, MAY 23, 2013

YOUR VOTE IS IMPORTANT!
IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS.

The Notice of the Annual Meeting,
the Proxy Statement and Annual Report are available on-line at:

http://www.cfpproxy.com/6892

You can vote in one of three ways:

1.	Call toll free 1-877-826-3195 on a Touch-Tone Phone. There is NO CHARGE to you for this call.

or

2.	Via the Internet at http://www.rtcoproxy.com/trst and follow the instructions.

or

3.	Mark, sign and date your proxy card and return it promptly in the enclosed envelope.

PLEASE SEE REVERSE SIDE FOR VOTING INSTRUCTIONS

REVOCABLE PROXY
TRUSTCO BANK CORP NY
ANNUAL MEETING OF SHAREHOLDERS
May 23, 2013

This proxy is solicited on behalf of the Board of Directors of TrustCo Bank Corp NY for the Annual Meeting of Shareholders to be held on May 23, 2013.

The person whose name and signature appears hereon hereby appoints Paul Heiner and William F. Terry, and each of them, the proxy or proxies of such person, with full power of substitution, to vote as indicated herein all shares of common stock of TrustCo Bank Corp NY which such person is entitled to vote at the Annual Meeting, to be held at Mallozzi's Restaurant, 1930 Curry Road, Rotterdam, NY 12303, at 4:00 p.m. (local time) on Thursday, May 23, 2013 and at any adjournment or postponements thereof.

The Board of Directors of TrustCo Bank Corp NY recommends a vote "FOR" all nominees listed for election of directors and "FOR" Proposals 2 and 3.

The undersigned acknowledges receipt from TrustCo Bank Corp NY prior to the execution of this proxy of a Notice of the Annual Meeting, the Proxy Statement and Annual Report.

PLEASE PROVIDE YOUR INSTRUCTIONS TO VOTE BY TELEPHONE OR THE INTERNET OR
COMPLETE, DATE, SIGN, AND MAIL THIS PROXY CARD PROMPTLY
IN THE ENCLOSED POSTAGE-PAID ENVELOPE.